SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 8, 2002

                                  DATAMEG CORP.
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            (Exact name of registrant as specified in its charter)


            New York                 000-12493             133134389
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  (State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)           File Number)       Identification No.)


          10800 Sikes Place, Suite 300 Charlotte, NC          28277
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            (Address of principal executive office)         (Zip code)


     Registrant's telephone number including area code: (704) 849-7690


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      (Former name or former address, if changed since last report)

Exhibit Index on Page 4

ITEM 2.         Acquisition or Disposition of Assets

        On March 3, 2002 the Registrant entered into an amendment to a Merger Agreement to merge North Electric Company, Inc. (NEC) into the Registrant's wholly owned subsidiary, DataMEG Acquisition Corp. 1, a North Carolina corporation. Pursuant to the amendment and the Merger Agreement, NEC became a wholly owned subsidiary of the Registrant in consideration for the issuance of 15 million shares of the Registrant's common stock. The previously executed Merger Agreement had contained numerous conditions to be satisfied, including the condition that the Registrant provides funding to NEC in a total amount of $10,000,000. The amendment provides that all conditions to the Merger Agreement between the parties is deemed satisfied or waived.

        Consolidated financial statements of NEC will be filed by amendment to this Form 8-K not later than 60 days from the filing of this Initial Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)      Exhibits

10.1    Merger Agreement.

10.2    Amendment to Merger Agreement.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Registrant:
                                    DATAMEG CORP.


Date: March 21, 2002                By:   __/s/_______________
                                          Andrew Benson
                                          President